Exhibit 24

POWER OF ATTORNEY

          The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and John M. Modin, and each of them singly, the undersigned’s true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned’s name in the capacities indicated below, the Annual Report on form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by the undersigned’s said attorneys to any and all amendments to said Annual Report on Form 10-K.

By:	/s/ GERALD L. RADKE

Gerald L. Radke
Director

Date:	February 24, 2005

Exhibit 24

POWER OF ATTORNEY

          The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and John M. Modin, and each of them singly, the undersigned’s true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned’s name in the capacities indicated below, the Annual Report on form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by the undersigned’s said attorneys to any and all amendments to said Annual Report on Form 10-K.

By:	/s/ F. SEDGWICK BROWNE

F. Sedgwick Browne
Director

Date:	February 24, 2005

Exhibit 24

POWER OF ATTORNEY

          The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and John M. Modin, and each of them singly, the undersigned’s true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned’s name in the capacities indicated below, the Annual Report on form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by the undersigned’s said attorneys to any and all amendments to said Annual Report on Form 10-K.

By:	/s/ SUSAN F. CABRERA

Susan F. Cabrera
Director

Date:	February 24, 2005

Exhibit 24

POWER OF ATTORNEY

          The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and John M. Modin, and each of them singly, the undersigned’s true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned’s name in the capacities indicated below, the Annual Report on form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by the undersigned’s said attorneys to any and all amendments to said Annual Report on Form 10-K.

By:	/s/ BRADLEY E. COOPER

Bradley E. Cooper
Director

Date:	February 24, 2005

Exhibit 24

POWER OF ATTORNEY

          The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and John M. Modin, and each of them singly, the undersigned’s true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned’s name in the capacities indicated below, the Annual Report on form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by the undersigned’s said attorneys to any and all amendments to said Annual Report on Form 10-K.

By:	/s/ ROBERT W. FIONDELLA

Robert W. Fiondella
Director

Date:	February 24, 2005

Exhibit 24

POWER OF ATTORNEY

          The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and John M. Modin, and each of them singly, the undersigned’s true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned’s name in the capacities indicated below, the Annual Report on form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by the undersigned’s said attorneys to any and all amendments to said Annual Report on Form 10-K.

By:	/s/ FRANKLIN D. HAFTL

Franklin D. Haftl
Director

Date:	February 24, 2005

Exhibit 24

POWER OF ATTORNEY

          The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and John M. Modin, and each of them singly, the undersigned’s true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned’s name in the capacities indicated below, the Annual Report on form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by the undersigned’s said attorneys to any and all amendments to said Annual Report on Form 10-K.

By:	/s/ CRAIG A. HUFF

Craig A. Huff
Director

Date:	February 24, 2005

Exhibit 24

POWER OF ATTORNEY

          The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and John M. Modin, and each of them singly, the undersigned’s true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned’s name in the capacities indicated below, the Annual Report on form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by the undersigned’s said attorneys to any and all amendments to said Annual Report on Form 10-K.

By:	/s/ MURAL R. JOSEPHSON

Mural R. Josephson
Director

Date:	February 24, 2005

Exhibit 24

POWER OF ATTORNEY

          The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and John M. Modin, and each of them singly, the undersigned’s true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned’s name in the capacities indicated below, the Annual Report on form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by the undersigned’s said attorneys to any and all amendments to said Annual Report on Form 10-K.

By:	/s/ WENDY LUSCOMBE

Wendy Luscombe
Director

Date:	February 24, 2005

Exhibit 24

POWER OF ATTORNEY

          The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and John M. Modin, and each of them singly, the undersigned’s true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned’s name in the capacities indicated below, the Annual Report on form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by the undersigned’s said attorneys to any and all amendments to said Annual Report on Form 10-K.

By:	/s/ PHILIP R. MCLOUGHLIN

Philip R. McLoughlin
Director

Date:	February 24, 2005

Exhibit 24

POWER OF ATTORNEY

          The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and John M. Modin, and each of them singly, the undersigned’s true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned’s name in the capacities indicated below, the Annual Report on form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by the undersigned’s said attorneys to any and all amendments to said Annual Report on Form 10-K.

By:	/s/ ROBERT M. STAVIS

Robert M. Stavis
Director

Date:	February 24, 2005